At Fenix Parts:
Scott Pettit
Chief Financial Officer
scottpettit@fenixparts.com

Investor and Media Inquiries:
Chris Kettmann
Clermont Partners
312-690-6002
ckettmann@clermontpartners.com

Fenix Parts Announces Fourth Quarter and Full Year 2015 Financial Results Release Date and Conference Call Update

WESTCHESTER, IL - April 11, 2016 - Fenix Parts, Inc. (Nasdaq: FENX), a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products, announced that the Company will report financial results for the fourth quarter and full year 2015 on Thursday, April 14, 2016, after market closes. In addition, the Company will host a conference call on Friday, April 15, 2016 at 9:00 a.m. Eastern Time to discuss its results, replacing the previously announced financial results call date of April 12, 2016. The revised financial results release and conference call dates will provide the Company the additional time necessary to work with its auditors to complete the 2015 10-K and presentation of the financial results.

The Company previously filed a Form 12b-25 with the Securities and Exchange Commission allowing it an additional 15 calendar days to file its Form 10-K, extending the filing deadline to Thursday, April 14, 2016.

The conference call can be directly accessed from the U.S. and Canada at (877) 312-8825, internationally at (330) 863-3331, or through the investor relations section of the company's website at www.fenixparts.com.

For those unable to participate in the live conference call or webcast, a replay will be available from April 15, 2016 at 12:00 p.m. ET until April 22, 2016 at 11:59 p.m. ET. To access the replay, dial (855) 859-2056 or (404) 537-3406 and refer to the confirmation code 70485168. The replay will also be available on the company’s website.

About Fenix Parts

Fenix Parts is a leading recycler and reseller of original equipment manufacturer (“OEM”) automotive products. The company’s primary business is auto recycling, which is the recovery and resale of OEM parts, components and systems reclaimed from damaged, totaled or low value vehicles. Customers include collision repair shops (body shops), mechanical repair shops, auto dealerships and individual retail customers. Fenix provides its customers with high-quality recycled OEM products, extensive inventory and product availability, responsive customer service and fast delivery.

Fenix was founded in 2014 to create a network that offers sales, fulfillment and distribution in key regional markets in the United States and Canada. The Fenix companies have been in business an average of more than 25 years and operate from 16 locations.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent," the negative of these terms or other similar expressions. Our actual results could differ materially from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings. These filings are available online at www.sec.gov, www.fenixparts.com or upon request from Fenix Parts.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.